EXHIBIT 10.128
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SECOND AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT
FOR 68-50NM PROCESS NODES
This SECOND AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT FOR 68-50NM PROCESS NODES (this “Agreement”), is made and entered into as of this 17th day of January, 2013, by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”). (Micron and NTC are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).
RECITALS

A.	Micron has developed technology and product designs for 68nm and 50nm Process Nodes for the manufacture of Stack DRAM Products.

B.
Micron transferred and licensed the 68nm and 50nm Process Nodes and a related DRAM product design to NTC pursuant to the terms and conditions set forth in the Technology Transfer and License Agreement for 68-50nm Process Nodes between Micron and NTC dated April 21, 2008 (“Original Agreement”).

C.
The Parties amended the Original Agreement on April 9, 2010, in order to modify the definition of Foundry Customer as set forth in Amendment No. 1 to the Technology Transfer and License Agreement for 68-50nm Process Nodes (the “First Amended Agreement”).

D.	The Parties now desire to amend and restate the First Amended Agreement upon the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.

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ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS
1.1    Definitions.
“Adjusted Revenues” means (a) with respect to [***], the difference of A minus B, wherein “A” equals the [***] from the [***] of the [***], and “B” equals [***] associated with [***], if any, provided, however, that Adjusted Revenues (i) shall not include any Foundry Customer Adjusted Revenues, and (ii) cannot be less than zero; and (b) with respect to a [***], (x) the difference of C minus D, wherein “C” equals the [***] from the [***] of the [***] and “D” equals [***] associated with [***], multiplied by (y) the ratio of “E” divided by “F”, wherein “E” equals the number of [***] and “F” equals [***], provided, however, that Adjusted Revenues cannot be less than zero.
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.
“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Amendment Date” means January 1, 2013.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“BEOL Costs” means the back-end assembly (including module and packaging) and test costs of NTC incurred after Probe Testing of the Stack DRAM wafer from which such Stack DRAM Product is made.
“Change of Control” means, with respect to a Party: (i) any Third Party becoming the beneficial owner of securities of such Party representing more than fifty percent (50%) of the total of all then outstanding voting securities; (ii) a merger or consolidation of such Party with or into a Third Party, other than a merger or consolidation that would result in the holders of the voting securities immediately prior thereto holding securities that represent immediately after such merger or consolidation more than fifty percent (50%) of the total combined voting power of the entity that survives such merger or consolidation or the parent of the entity that survives such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the assets of such Party to a Third Party wherein the holders of such Party's outstanding voting securities immediately before such sale do not, immediately after such sale, own or

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control (directly or indirectly) equity representing a majority of the outstanding voting securities of such Third Party.
“Confidential Information” means that information described in Section 8.1 deemed to be “Confidential Information” under the Mutual Confidentiality Agreement if disclosed on or after the Effective Date and prior to the Amendment Date, or information that meets the definition of Confidential Information as set forth in the Micron-NTC Mutual NDA if provided, disclosed, obtained or accessed on or after the Amendment Date.
“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Controlled Facility” of a company means (i) a wafer fabrication facility owned by such company, (ii) a wafer fabrication facility owned by an entity that is Controlled by such company, and/or (iii) a wafer fabrication facility for which such company has a contractual right to receive at least [***] percent ([***]%) of the output of such wafer fabrication facility for at least [***] consecutive months.
“Density” means the physical density of (i.e., total number of bits that can be stored in) a Stack DRAM Product.
“DRAM Product” means any stand-alone semiconductor device that is a dynamic random access memory device and that is designed or developed primarily for the function of storing data, in die, wafer or package form.
“Effective Date” means April 21, 2008, the effective date of the Original Agreement.
“First Amended Agreement” shall have the meaning set forth in the Recitals to this Agreement.
“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor

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disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party's Contractors, subcontractors or agents).
“Foundry Customer” means a Third Party customer for Stack DRAM Products, the [***] by the [***] to the [***] by a [***]:
(a) such customer:
(i) does not [***] Stack DRAM Products in any [***] and does not [***] for use in the [***]; and
(ii) is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such customer is a [***] in a [***] Micron or any of Micron's Affiliates [***]); and
(b) all Stack DRAM Products to [***]:
(i) have a [***] of [***] (wherein a [***] is the [***] of the [***], so that [***] the [***] for the relevant [***], and
(ii) are not [***] that has been in [***] for [***] after [***].
“Foundry Customer Adjusted Revenues” means the difference of A minus B, wherein “A” equals the [***] for a [***]; and “B” equals the [***], if any.
“Foundry Customer Products” means DRAM Products manufactured by NTC for a Foundry Customer where such products are provided to such Foundry Customer for resale by or on behalf of that Foundry Customer or for internal use by that Foundry Customer.
“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.
“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.
“Gross Revenues” means, with respect to a Stack DRAM Product or Stack DRAM Module, the gross proceeds actually received by NTC or its Affiliate for the sale or other transfer of such Stack DRAM Product or Stack DRAM Module to a Third Party that is not an Affiliate, less any credits, discounts, returns and rebates actually applied or allowed or

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refunds actually given with respect to such Stack DRAM Product or Stack DRAM Module; provided, however, that Gross Revenues cannot be less than zero.
“Internal Qualification” means, with respect to the 68nm Process Node, March 26, 2008, and with respect to the 50nm Process Node, June 15, 2009.
“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include any Patent Rights or rights in trademarks.
“Joint Venture Documents” means (i) the Master Agreement, (ii) the documents, agreements and instruments referred to in Articles 5 and 7 of such Master Agreement, (iii) the Omnibus IP Agreement, dated as of the date hereof, by and between the Parties (the “IP Omnibus Agreement”), and (iv) the documents, agreements and instruments referred to in Articles II and III of the IP Omnibus Agreement.
“Mainstream Stack DRAM Product” means, for a [***], the particular Stack DRAM Product manufactured on the 68nm Process Node or the 50nm Process Node, as the context dictates, by [***], of which [***] the [***] by unit [***] which are manufactured on the same Process Node.
“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, among Micron, MNL, Numonyx B.V., Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore, Micron Technology Asia Pacific, Inc., an Idaho corporation, NTC, and Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the ROC (“IMI”).
“Micron” shall have the meaning set forth in the preamble to this Agreement.
“Micron IP Royalties” mean any royalties owed pursuant to Section 4.2.
“Micron-NTC Mutual NDA” means the Micron-NTC Mutual Nondisclosure Agreement entered into by and between Micron and NTC on even date herewith.
“Mutual Confidentiality Agreement” means the Second Amended and Restated Mutual Confidentiality Agreement dated November 26, 2008, among Micron, Micron's Subsidiaries (as defined therein), Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands (“MNL”), NTC, NTC's Subsidiaries (as defined therein), IMI, and MeiYa Technology Corporation, a company incorporated under

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the laws of the ROC, as amended by Amendment No. 1 on April 9, 2010, and terminated pursuant to the IP Omnibus Agreement as of the Amendment Date.
“Nan Ya Plastics” means Nan Ya Plastics Corporation, a company incorporated under the laws of the ROC.
“New Finance Agreement” means that certain New Finance Agreement, dated as of the date hereof, by and among Micron, MNL, Numonyx B.V., MSA, MTT, IMI and Nan Ya Plastics.
“NTC Products” means Stack DRAM Products and/or Stack DRAM Modules, the design for which (i) is owned by NTC either solely or jointly with Micron, or (ii) is licensed by Micron to NTC pursuant to this Agreement.
“NTC Qualified Fab” means NTC's semiconductor manufacturing facility located at No. 98 Nanlin Rd., Taishan District, New Taipei City, Taiwan, ROC (i.e., NTC's Fab 3A) but only for so long as (i) such facility is [***] and (ii) no other [***] has a [***] or [***], directly or indirectly, [***] any of the [***] in such facility. For purposes of this definition, a [***] shall not be considered the type of [***] described in subsection (ii) above.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“Original Agreement” shall have the meaning set forth in the Recitals to this Agreement.
“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.
“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Stack DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.
“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and often designated by the size of such pitch (e.g., the 68 nm Process Node or the 50 nm Process Node, etc.).

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“Recoverable Taxes” shall have the meaning set forth in Section 4.8(a).
“ROC” means the Republic of China.
“Software” means computer program instruction code, whether in human‑readable source code form, machine‑executable binary form, firmware, scripts, interpretive text, or otherwise. The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.
“Stack DRAM” means dynamic random access memory cells that function by using a capacitor arrayed predominantly above the semiconductor substrate.
“Stack DRAM Design” means the particular DRAM Product and corresponding design components, materials, and information specified in Schedule 2.
“Stack DRAM Module” means one or more Stack DRAM Products in a package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).
“Stack DRAM Product” means any memory device comprising Stack DRAM, whether in die or wafer form, manufactured by using the 68nm Process Node or the 50nm Process Node that implements Transferred Technology licensed hereunder.
“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.
“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.
“Term” shall have the meaning set forth in Section 8.1.
“Third Party” means any Person other than NTC or Micron.
“Transferred Technology” means the information and deliverables described on Schedule 1 for the 68nm and 50nm Process Nodes developed by Micron as of the Effective Date for the manufacture of Stack DRAM Products and the information and deliverables described on Schedule 2 for the Stack DRAM Design identified thereon developed by Micron as of the Effective Date, excluding any of the foregoing that cannot be shared with NTC

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without further permission or consent of, further payment to, or breach of agreement with, any Third Party.

“TTLA Agreements” means (a) the Technology Transfer and License Option Agreement for 20nm Process Node dated as of the date hereof, between the Parties, as may be amended from time to time, and (b) the Third Amended and Restated Technology Transfer and License Agreement dated as of the date hereof, between the Parties, as may be amended from time to time.

1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” will mean calendar days.
(b)    No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.
ARTICLE 2
LICENSE GRANT
2.1    Micron Grant to NTC. Subject to the terms and conditions of this Agreement, Micron grants to NTC a [***], royalty-bearing (subject to Section 4.2(d)) license under Micron's IP Rights in the Transferred Technology to [***] of the [***]:
(a)    to [***] and [***], solely in the [***] using the [***]; and
(b)    to [***] and/or [***] in accordance with the foregoing.
2.2    Reservations of Rights. Except as expressly set forth in Section 2.1, Micron reserves all of its rights, title and interest in, to and under the Transferred Technology. No right or license is granted under this Agreement by Micron to NTC expressly, impliedly, by estoppel or otherwise, in, to or under any Patent Rights, or, except as expressly set forth in

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Section 2.1, any IP Rights, material, technology or other intellectual property owned by or licensed to Micron or any of its Affiliates, and NTC shall not exploit any IP Rights of Micron beyond the scope of the rights expressly licensed under Section 2.1.
ARTICLE 3
TRANSFER OF TECHNOLOGY
3.1    Delivery of Micron Transferred Technology to NTC. NTC agrees that Micron has completed and fulfilled its obligations in all respects to deliver to NTC the Transferred Technology.
3.2    Preproduction Wafers. NTC agrees that Micron has completed and fulfilled its obligations in all respects to provide NTC with preproduction wafers.
3.3    Engineering Services. NTC agrees that Micron has completed and fulfilled its obligations in all respects to provide NTC with engineering services and no further services are required.
ARTICLE 4
PRICES AND PAYMENTS
4.1    License Fees. For the rights granted to NTC under the Transferred Technology as set forth in Section 2.1, Micron invoiced NTC for the amounts set forth on Schedule 4, and NTC paid the amounts due thereon.
4.2    Royalties for Transferred Technology.
(a)    In addition to the amounts already paid for the transfer of Transferred Technology under Section 4.1, NTC shall pay to Micron royalties of [***] of Adjusted Revenues.
(b)    In addition to the amounts already paid for the transfer of Transferred Technology under Section 4.1, NTC shall pay to Micron royalties of [***] of Foundry Customer Adjusted Revenues.
(c)    If a Stack DRAM Product or Stack DRAM Module originally manufactured by a NTC Qualified Fab is sold or otherwise transferred to an Affiliate of NTC that is either an end user or an original equipment manufacturer (“OEM”), then Gross Revenues will also include such sales or other transfer to the Affiliate and the Gross Revenues used in the calculation of royalties under Section 4.2(a) or (b) shall be the greater of (i) the

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[***] of the [***] the same [***] as sold in the [***] to [***] that are not [***] and (ii) the [***] associated with the [***] to the [***], as applicable.
(d)    Micron IP Royalties payable under this Section 4.2 are due only for sales or transfers of Stack DRAM Products or Stack DRAM Modules occurring before [***].
4.3    Royalty Reporting and Payment. Within sixty (60) days following the end of each [***] for so long as any Micron IP Royalties are payable hereunder, NTC shall submit to Micron a written report, which is certified by NTC's chief financial officer as complete and correct, setting forth in reasonable detail, the [***] by NTC and the applicable Micron IP Royalties due for the immediately preceding [***]. NTC shall pay to Micron all Micron IP Royalties due for such [***] contemporaneously with the submission of such report in accordance with Section 4.5. NTC shall cause each of its Affiliates (other than NTC Subsidiaries) who dispose of Stack DRAM Product in a manner that causes Micron IP Royalties to be due to provide a written report, which is certified by each such Affiliate's chief financial officer as complete and correct, setting forth in reasonable detail such Affiliate's dispositions of Stack DRAM Product and corresponding Micron IP Royalties for the [***] that is the subject of each of the foregoing reports of NTC. NTC shall provide a copy of each report from an Affiliate (other than NTC Subsidiaries) to Micron with submission of NTC's report.
4.4    Audit Rights and Records. Micron shall have the right to have an independent Third Party auditor audit [***], upon reasonable advance written notice, during normal business hours and on a confidential basis subject to an obligation of confidentiality, all records and accounts of NTC relevant to the calculation of Micron IP Royalties in the [***] period immediately preceding the date of the audit; provided however, that NTC shall not be obligated to provide any records and book of accounts existing prior to the Effective Date. NTC shall, for at least a period of [***] from the date of their creation, keep complete and accurate records and books of accounts concerning all transactions relevant to calculation of Micron IP Royalties in sufficient detail to enable a complete and detailed audit to be conducted. In the event any such audit determines that Micron IP Royalties have been underpaid by more than [***] in any [***], NTC shall promptly pay Micron such underpayment amount, together with interest, and reimburse Micron for its reasonable costs and expenses of the audit.

4.5    Reports and Invoices; Payments.
(a)    All reports and invoices under this Agreement may be sent by any method described in Section 9.1 or electronically with hardcopy confirmation sent promptly thereafter by any method described in Section 9.1. Such reports and invoices should be sent

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to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 9.1:

(i)	Invoices to NTC:
[***]
Corporate Planning Division
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:        [***]
E-Mail:    [***]

(ii)	Reports to Micron:
[***]
8000 S. Federal Way
P.O. Box 6, MS 1-720
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

(b)    All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).
(c)    Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice. All payments made under this Agreement shall be made by wire transfer to a Micron bank account designated by the following person or by such other person designated by notice:
Payments to Micron:

[***]
8000 S. Federal Way
P.O. Box 6, MS 1-107
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

4.6    Interest. Any amounts payable to Micron hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***], compounded annually or the highest rate permitted by Applicable Law, whichever is lower.

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4.7    Taxes.
(a)    All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider's, licensor's or technology transferor's invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Effective Date or otherwise as permitted by Applicable Law prior to the time the service provider, licensor or technology transferor is required to pay such Taxes to the appropriate Taxing Authority. When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by Applicable Law, the service recipient, licensee or technology transferee shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority. In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Except as provided in Section 4.7(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.
(b)    In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the service recipient, licensee or technology transferee shall [***] and shall pay to the service provider, licensor or technology transferor [***] and, in the case of [***], after the [***] of any [***] as a result of the payment to the service provider, licensor or technology transferor of [***] the service provider, licensor or technology transferor retains [***] of any such [***] of any such [***].
4.8    Payment Delay. Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 9.1, NTC will delay making any payments hereunder when due until notified by Micron in accordance with Section 9.1.

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ARTICLE 5
OTHER INTELLECTUAL PROPERTY MATTERS
5.1    Intellectual Properties Retained. Nothing in this Agreement shall be construed to transfer ownership of any intellectual property rights from one Party to another Party.
5.2    [***] Relating to Foundry Customers. In the event that (i) NTC begins using the Transferred Technology to design, develop, manufacture, and/or test Foundry Customer Products for a Third Party [***] such Third Party [***] as set forth in [***] above, and (ii) such Third Party [***] a [***] in a [***] or any of [***] except where such Third Party [***] in a [***], the Parties agree that:
(a)    NTC shall not have any right under this Agreement to [***] for such Third Party for so long as such Third Party [***]; and
(b)    Micron shall not [***] based solely on [***] using the [***] for such Third Party [***] such Third Party [***] until [***] such Third Party [***].
ARTICLE 6
WARRANTIES; DISCLAIMERS
6.1    No Implied Obligation or Rights. Nothing contained in this Agreement shall be construed as:
(a)    a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon any of the IP Rights licensed or technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;
(b)    an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights; or
(c)    conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.
6.2    Third Party Software. Exploitation of any of the rights licensed or technology transferred hereunder may require use of Software owned by a Third Party and not subject to any license granted under any of the other agreements between Micron and NTC. Nothing

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in this Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party. Except as may be specified otherwise in any of the other Joint Venture Documents, any such Software so required is solely the responsibility of each of the Parties. Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.
6.3    Disclaimer. EACH OF NTC AND MICRON DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT WITH RESPECT TO ANY TECHNOLOGY, IP RIGHTS, MICRON TRANSFERRED TECHNOLOGY, OR OTHER RIGHTS OR MATERIALS LICENSED OR TRANSFERRED UNDER THIS AGREEMENT. NEITHER NTC NOR MICRON MAKES ANY WARRANTIES WITH RESPECT TO THE OTHER PARTY'S ABILITY TO: (A) USE ANY OF THE FOREGOING, OR (B) MANUFACTURE OR HAVE MANUFACTURED ANY PRODUCTS BASED THEREON. NEITHER NTC NOR MICRON MAKES ANY WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, THAT THE USE, PRACTICE OR COMMERCIAL EXPLOITATION OF ANYTHING PROVIDED PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
ARTICLE 7
LIMITATION OF LIABILITY
7.1    LIMITATION OF LIABILITY. IN NO EVENT SHALL ONE PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OR ANY PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH HEREIN ARE AN ESSENTIAL ELEMENT IN THE CONSIDERATION PROVIDED BY EACH PARTY UNDER THIS AGREEMENT.

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ARTICLE 8
TERM AND TERMINATION
8.1    Term. The term of this Agreement commences on the Effective Date and continues in effect until terminated by mutual agreement of the Parties or as contemplated in another agreement between the Parties or otherwise; provided, however, that the amendments made to the First Amended Agreement by this Agreement commence retroactively on the Amendment Date as if this Agreement had been executed and delivered on the Amendment Date. (The period from the Effective Date until termination is the “Term”).
8.2    Termination.
(a)    In the event NTC commits a material breach of this Agreement and such breach remains uncured for more than sixty (60) days after notice of the breach, Micron may terminate this Agreement by notice to NTC.
(b)    In the event that Micron terminates either of the other TTLA Agreements for uncured material breach, Micron may terminate this Agreement by notice to NTC.
(c)    Micron may terminate this Agreement upon written notice to NTC in the event that (i) NTC undergoes a Change of Control, or (ii) the NTC Qualified Fab is otherwise acquired, whether de facto or de jure, by any Third Party. NTC shall provide written notice to Micron prior to such Change of Control or such acquisition by a Third Party of the NTC Qualified Fab.
(d)    Micron may terminate this Agreement upon written notice to NTC in the event that one or more of the following events occur: (i) appointment of a trustee or receiver for all or any part of the assets of NTC; (ii) insolvency or bankruptcy of NTC; (iii) a general assignment by NTC for the benefit of creditor(s); or (iv) dissolution or liquidation of NTC.
(e)    Micron may terminate this Agreement upon written notice to NTC in the event of a breach or default by Nan Ya Plastics of any of its obligations set forth in Sections 1, 2 or 3 of the New Finance Agreement.
8.3    Effects of Termination.
(a)    Termination of this Agreement hereunder shall not affect any of the Parties' respective rights accrued or obligations owed before termination. In addition, the following shall survive termination for any reason: Articles 1, 5, 6, 7 and 9 and Sections 4.3 through 4.7 and 8.3.

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(b)    Upon termination of this Agreement, NTC shall:

(i)
cease all exploitation of the rights terminated, except that NTC may continue to manufacture any work in process at the time of termination, and, for up to [***] after termination, sell any Stack DRAM Products or Stack DRAM Modules that were finished goods at the time of termination or become finished goods made from work in process at the time of termination subject to payment of any applicable Micron IP Royalties thereon consistent with Sections 4.2 through 4.8;

(ii)
on or before the end of such [***] period, destroy all copies of the Transferred Technology licensed to NTC, in whatever form received, reproduced or stored, including redacting any such material from any derivatives thereof; and

(iii)	certify to Micron that such exploitation and destruction is complete.
ARTICLE 9
MISCELLANEOUS
9.1    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):
If to NTC:        Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal department
Fax: 886.3.396.2226

If to Micron:    Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.1309

9.2    Waiver. The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party

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of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
9.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, that neither this Agreement nor any right or obligation hereunder may be assigned or delegated by either Party in whole or in part to any other Person, including, without limitation, by merger, operation of law, or through the transfer of all or substantially all of the equity, assets, or business of a Party to this Agreement, without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 9.3 shall be null and void and have no effect.
9.4    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision
9.5    Force Majeure. The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.
9.6    Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.
9.7    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
9.8    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
9.9    Export Control. Each Party agrees that it will not knowingly: (a) export or re‑export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical

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data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non‑United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.
9.10    Entire Agreement. This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof.
9.11    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
9.12    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
< Signature pages follow >

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Michael W. Sadler
Name: Michael W. Sadler
Title: Vice President of Corporate Development

THIS IS THE SIGNATURE PAGE FOR THE SECOND AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT FOR 68-50NM PROCESS NODES ENTERED INTO BY AND BETWEEN MICRON AND NTC

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS THE SIGNATURE PAGE FOR THE SECOND AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT FOR 68-50NM PROCESS NODES ENTERED INTO BY AND BETWEEN MICRON AND NTC